Net Loss per Share	12 Months Ended
Jul. 31, 2014
Earnings Per Share [Abstract]
Net Loss per Share

Note 13 - Net Loss per Share:

Basic loss per share (“EPS”) and Diluted EPS for the years ended July 31, 2014, 2013 and 2012 have been computed by dividing the net loss available to common stockholders for each respective period by the weighted average shares outstanding during that period. All outstanding options, warrants, non-vested restricted stock and shares to be issued upon conversion of the outstanding convertible preferred stock, representing approximately 336,962,311, 298,931,138 and 94,643,712 incremental shares, have been excluded from the respective 2014, 2013 and 2012 computation of diluted EPS as they are anti-dilutive due to the losses generated during the respective years.